REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into by and among PhotoChannel Networks Inc., a company incorporated under the Business Corporations Act (British Columbia)(the "Company"), and the investors signatory hereto (each a "Purchaser" and collectively, the "Purchasers"), effective as of the Closing Date, as such term is defined in the Securities Purchase Agreement, dated as of March 26, 2007 among the Company and the Purchasers (the "Purchase Agreement").

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

"Advice" shall have the meaning set forth in Section 6(d).

"Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

"BCSC" means the British Columbia Securities Commission.

"Business Day" means a day, other than a Saturday or Sunday, on which banks in both New York City and Vancouver, Canada are open for the general transaction of business.

"Canadian Commission" means the securities commission or regulating authority in each Qualifying Province.

"Canadian Prospectus" means a prospectus or prospectuses of the Company filed and receipted under Canadian Securities Laws and included in a Registration Statement under the MJDS.

"Canadian Securities Laws" means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and published interpretation notes of the securities regulatory authorities of Qualifying Provinces, and the rules and policies of the TSX Venture Exchange or the TSX, as applicable.

"Closing" has the meaning set forth in Section 2(a).

"Closing Date" has the meaning set forth in Section 2(a).

"Common Shares" means the Company's common shares, without par value per share, and any securities into which such shares may hereinafter be reclassified.

"Effective Date" means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the SEC.

"Effectiveness Deadline" means with respect to the Registration Statement required to be filed pursuant to Section 2(a), the date that is either: (i) ninety (90) days from the Closing Date, if the Registration Statement or the Canadian Prospectus is not subject to a review by the SEC or a Canadian Commission, as applicable, or (ii) one hundred and twenty (120) days from the Closing Date, if the Registration Statement or the Canadian Prospectus is subject to a review by the SEC or a Canadian Commission.

"Effectiveness Period" shall have the meaning set forth in Section 2(b).

"Event" shall have the meaning set forth in Section 2(d).

"Event Date" shall have the meaning set forth in Section 2(d).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Filing Deadline" means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the date that is sixty (60) days following the Closing Date.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Losses" shall have the meaning set forth in Section 5(a).

"MJDS" means the U.S.-Canadian multijurisdictional disclosure system.

"MSC" means the Manitoba Securities Commission.

"New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

"BCSC" means the British Columbia Securities Commission.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Qualifying Provinces" means the province of British Columbia and any other province of Canada where a Holder is resident on the Closing Date.

"Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

"Registration Statement" means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

"Registrable Securities" means: (i) the Shares (ii) the Warrant Shares, and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event; provided, that the Holder has completed and delivered to the Company a Selling Shareholder Questionnaire; and provided, further, that a Holder's security shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); (B) such security becoming eligible for sale by the Holder pursuant to Rule 144(k); or (C) sale on or through the facilities of the TSX Venture Exchange or the TSX (whichever the Company is then listed on)(in which case, only such securities sold shall cease to be Registrable Securities).

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Securities Laws" means the Canadian Securities Laws and the U.S. Securities Laws.

"Selling Shareholder Questionnaire" means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

"Shares" means the Common Shares issued or issuable to the Purchasers pursuant to the Purchase Agreement.

"Subscription Price" means US$3.40 (as subject to adjustment for stock splits, stock dividends, and stock combinations affecting the Common Shares), being the per share purchase price paid by each Purchaser for the securities purchased by such Purchaser pursuant to the Purchase Agreement.

"Trading Day" means (a) any day on which the Common Shares are listed or quoted, and traded, on the TSX Venture Exchange or the TSX, or (b) if the Common Shares are not then listed or quoted, and traded, on the TSX Venture Exchange or the TSX, then any Business Day.

"Transaction Documents" has the meaning set forth in the Purchase Agreement.

"Transfer Agent" means the transfer agent (including any co-transfer agent) of the Company with respect to the Common Shares.

"TSX" means the Toronto Stock Exchange.

"U.S. Securities Laws" means all of the applicable federal and state securities laws and regulations of the United States, including without limitation the Securities Act, the Exchange Act and the respective rules and regulations of the SEC thereunder.

"Warrants" means the Warrants issued pursuant to the Purchase Agreement.

"Warrant Shares" means the Common Shares issuable upon exercise of the Warrants.

2. Registration.

(a) Promptly following the closing of the purchase and sale of the Shares and Warrants contemplated by the Purchase Agreement (the "Closing, with the date of such Closing being herein referred to as the "Closing Date") but no later than the Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement on Form F-10 (which shall include the Canadian Prospectus in the form of a base shelf prospectus as contemplated by National Instrument 44-102, Shelf Distributions ("NI 44-102"), prepared and filed with the Canadian Commissions), to qualify by prospectus under Canadian Securities Laws and to register under the Securities Act the resale, from time to time, by the selling shareholders identified therein, of all of the Registrable Securities. In the event that Form F–10 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(f). Subject to the terms of this Agreement, such Registration Statement and, to the extent applicable, each Canadian Prospectus, shall include (except if otherwise directed by a securities regulator) the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder and Canadian Securities Laws, such indeterminate number of additional Common Shares resulting from share splits, share dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders prior to its filing or other submission.

(b) The Company shall use its reasonable best efforts to cause a Registration Statement to become effective as soon as practicable and, in any event, no later than the Effectiveness Deadline. The Company shall notify the Holders by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement becomes effective and shall as soon as reasonably practicable provide the Holders with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use its reasonable best efforts to cause such Registration Statement to remain continuously effective under the Securities Act with respect to the Registrable Securities for so long as such securities qualify as Registrable Securities (the "Effectiveness Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(c) It is agreed and understood that the Company may, from time to time, be obligated to file an additional Registration Statement or post-effective amendment to the Registration Statement to cover any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement.

(d) If: (i) a Registration Statement is not filed on or prior to the Filing Deadline, or (ii) a Registration Statement is not declared effective by the SEC (or otherwise becomes effective) on or prior to the Effectiveness Deadline (any such failure or breach being referred to as an "Event," and the

date on which such Event occurs, being referred to as "Event Date"), then in addition to any other rights available to the Purchasers: (x) on such Event Date the Company shall pay to each Purchser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the product of (A) the Subscription Price, and (B) the number of Shares held by such Purchaser as of the Event Date that are Registrable Securities as of the Event Date (such product, the "Purchaser's Subscription Amount") (which remedy shall not be exclusive of any other remedies available under this Agreement); and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the Purchaser's Subscription Amount. The parties agree that the Company will not be liable for liquidated damages under this Section 2(d) in respect of the Warrants and the Warrant Shares. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. Notwithstanding the foregoing, the maximum amount of payment to a Purchaser associated with all Events in the aggregate shall equal 12% of the aggregate Purchaser's Subscription Amount paid by such Purchaser for Shares pursuant to the Purchase Agreement. Notwithstanding anything in this agreement to the contrary, the Purchaser's sole remedy at law for a failure of the Company to file a Registration Statement under Section 2(a) and to cause such Registration Statement to become effective shall be the liquidated damages described in this Section 2(d). The Company shall not be liable to a Purchaser if after its Effective Date such Registration Statement ceases to be effective solely as a result of such Purchaser's failure to update the information regarding such Purchaser.

(e) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board has made the good faith determination (i) that the continued use by the Purchasers of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant hereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the Registration Statement (or the Canadian Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would not be in the best interests of the Company and (iii) that it is therefore essential to suspend the use by the Purchasers, of the Registration Statement (and the Canadian Prospectus relating thereto), then the right of the Purchasers to use the Registration Statement (and the Canadian Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") not greater than twenty (20) consecutive Business Days during any consecutive twelve (12) month period. During the Suspension Period, the Purchasers shall not offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than one (1) Business Day, after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Registration Statement (and the Canadian Prospectus relating thereto) pursuant to this Section 2(e), the Company will as promptly as possible lift any suspension, provide the Purchasers with revised Prospectuses, if required, and will notify the Purchasers of their ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon the Registration Statement.

(f) Inclusion Of Securities Other Than Registrable Securities. The Company shall not include any securities other than Registrable Securities on any Registration Statement without the prior written consent of Holders holding more than 2/3 of the Registrable Securities then outstanding.

(g) Ineligibility For Form F–10. If Form F–10 is not available for the registration of the resale of Registrable Securities hereunder, then the Company shall register the resale of the Registrable Securities on Form F–3 or such other appropriate form reasonably acceptable to the Holders.

(h) Mandatory F-3 Registration Rights. If, at any time Registrable Securities are not able to be resold pursuant to an effective Registration Statement, (i) Form F-3 (or other equivalent form) is then available for the registration of such Registrable Shares and (ii) the Company shall receive from any Purchaser or Purchasers (including for this purpose its Affiliates) who holds (or who together hold) at least twenty five percent (25%) of the then outstanding Registrable Shares a written request or requests (a "Demand Notice") that the Company effect a registration on Form F-3 (a "Demand Registration"), or any successor or substitute form, with respect to all or a part of the Registrable Shares owned by such Purchaser(s), then the Company will promptly give written notice of the proposed registration and the Purchaser's or Purchasers' request therefor to all other Purchasers, and use its reasonable best efforts to effect such registration, as soon as practicable and in any event within thirty (30) days, of all or such portion of such Purchasers' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Purchaser or Purchasers joining in such request as are specified in a written request given by such other Purchaser or Purchasers within ten (10) Business Days after receipt of such written notice from the Company; provided, however, that the Company may temporarily suspend the use of such registration statement for the same reasons and on the same terms as described in Section 2(b) above. The Company shall not be required to effect more than three (3) registrations pursuant to this Section 2(g) during any consecutive twelve (12) month period.

3. Registration Procedures

In connection with the Company's registration obligations hereunder, the Company shall:

(a) Submit to the SEC, forthwith upon issuance, any final receipt for the Canadian Prospectus issued by a Canadian Commission, together with a request for declaration of effectiveness of the corresponding Registration Statement, or file a Registration Statement that shall be deemed effective upon filing.

(b) (i) Prepare and file with the SEC such amendments and prospectus supplements, including post-effective amendments, to each Registration Statement and the prospectus used in connection therewith (which prospectus is to be filed pursuant to General Instruction II.L. to Form F-10, if applicable), as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) prepare and file with the Canadian Commission such supplements and amendments to the Canadian Prospectus as may be required under NI 44–102 or Canadian Securities Laws throughout the Effectiveness Period, as required to maintain the currency of the Canadian Prospectus and effectiveness of the Registration Statement under the MJDS; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement.

(c) Provide copies to and permit the Holders to review each Registration Statement and the Canadian Prospectus and all amendments and supplements thereto no fewer than three (3) days prior to their filing with the SEC or the Canadian Commission and not file any document to which the Holders of a majority of the Registrable Securities reasonably object based upon such Holders' belief that such Registration Statement is not in compliance with applicable laws, rules or regulations or contains a material misstatement or omission.

(d) If requested by a Holder, furnish to such Holder, without charge, (i) at least one conformed copy of each Registration Statement and Canadian Prospectus and each amendment or supplement thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC or the Canadian Commissions, as the case may be, provided that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR or SEDAR systems and (ii) upon the effectiveness of a Registration Statement, such number of copies of a prospectus, and all amendments and supplements thereto (including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus) and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement.

(e) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing as promptly as reasonably possible (i)(A) when a prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) of the issuance by the SEC or a Canadian Commission of any stop order suspending the effectiveness of a Registration Statement or cease trade order covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, prospectus or other documents so that, in the case of such Registration Statement or the prospectus, as the case may be, it will meet all applicable form requirements and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, or fail to contain certain full, true and plain disclosure of all material facts relating to the Registrable Securities.

(f) If reasonably requested by a Holder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(g) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal at the earliest possible moment of (i) any order suspending the effectiveness of a Registration Statement or Canadian Prospectus or (ii) any cease trade order or suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and (iii) to notify each Holder who holds Registrable Securities being sold of the issuance of such order and the

resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h) Use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Holders of the Registrable Securities covered by a Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as any Holder reasonably anticipates making offers and sales of the Registrable Securities during the Effectiveness Period and reasonably requests in writing, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions and as may be necessary for the Purchasers to consummate the disposition of the Registrable Securities; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business as a foreign corporation or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(h), (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction; the Company shall promptly notify each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose;

(i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under Securities Laws, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. In connection therewith, if required by the Company's transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(j) Following the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(k) With a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell Common Shares to the public without registration, to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or have ceased to be "restricted securities" within the meaning of Rule 144 or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and

other documents required of the Company under the Exchange Act; and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, and (B) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration, the Company will also continue to make all filings and take all actions required under applicable Canadian Securities Laws and under TSX requirements, including maintaining its reporting issuer status in good standing under applicable Canadian Securities Laws;

(l) The Company's obligation to include each Holder's Registrable Securities in the Registration Statement is conditional upon the Company's receipt from the Holder of a completed Selling Shareholder Questionnaire and such Holder's compliance with this Section 3(l). Immediately prior to the proposed Effective Date, upon the written request of the Company or its solicitors, each Holder that has delivered a completed Selling Shareholder Questionnaire to the Company agrees to inform the Company within one (1) Business Day of such written request from the Company or its solicitors, of any material change in the information provided therein, including but not limited to, any material change in the Holder's beneficial ownership of securities of the Company. Such written request from the Company may be made by e-mail or facsimile to the e-mail address or facsimile number provided by the Purchaser in the Selling Shareholder Questionnaire, or otherwise.

(m) Cause new certificates free of any Canadian legends to be delivered to the Holder forthwith in connection with any resale pursuant to the Registration Statement and corresponding Canadian Prospectus or in connection with any transfer following the date specified in such legend.

4. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the securities exchanges on which the Common Shares are then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, shareholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act)

and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding a Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(e)(ii)-(v), the use by a Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of an Advice (as defined in Section 6(d) below), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected; *provided, however*, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned. Each Holder shall notify the Company promptly of the institution, threat or assertion of any Proceeding of which the Holder is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act and Canadian Securities Laws or (y) any untrue statement of a material fact contained in any Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such prospectus or such form of prospectus or in any amendment or supplement thereto or (B) in the case of an occurrence of an event of the type specified in Section 3(e)(ii)-(v), the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of an Advice, but only if and to the extent that following the receipt of

the Advice the misstatement or omission giving rise to such Loss would have been corrected; *provided, however*, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; *provided*, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (and any local counsel)at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or

expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in dimunition or limitation of the indemnification provisions under the Purchase Agreement.

6. Miscellaneous.

(a) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(b) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d) Discontinued Disposition. Each Holder further agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(e)(ii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on

Form F-4, S-4, F-9, F-7, F-8, F-80 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee or director benefit plans, or on any other form in circumstances in which the inclusion of the Registrable Securities in such registration statement would not be permitted by the U.S. Securities Laws, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights on a pro rata basis; *provided* that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 6(e) for the same period as the delay in registering such other securities; and provided, further, that if a Registration Statement covering all of the Registrable Securities becomes and remains effective prior to the filing date of the registration statement triggering the Holders' rights under this paragraph, then the Company shall be relieved of its obligations under this paragraph.

(f) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Holders of more than 2/3 of the Registrable Securities then outstanding. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of more than 2/3 of the Registrable Securities then outstanding; provided, that no amendment to this Agreement that is adverse to a Holder shall be effective as against such Holder unless such Holder consented in writing to such amendment. No consideration shall be offered or paid to any Holder to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the Holders. Failure of any party to exercise any right or remedy under this Agreement or otherwise or delay by a party in exercising such right or remedy shall not operate as a waiver thereof.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or e-mail to the facsimile number or e-mail address specified in this Section prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

The address for such notices and communications shall be as follows:

If to the Company:	PhotoChannel Networks Inc.
	590-425 Carrall Street Vancouver, British Columbia V6B 6E3
	Facsimile: 604-893-8966

		Attn: Chief Financial Officer
With a copy to:		Lang Michener LLP 1500-1055 West Georgia Street Vancouver, British Columbia V6E 4N7
		Facsimile: 604-685-7084
		Attn: Cory Kent
If to a Purchaser:		To the address set forth under such Purchaser's name on the signature pages hereto.
If to any other Person who is then the registered Holder:		To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

provided, that any party may change its address for notices by providing written notice to the other parties in the manner prescribed by this Section.

(h) Successors and Assigns. The Company may not assign its rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of each Holder, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Required Holders, after notice duly given by the Company to each Holder. The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the transfer complies with the Securities Laws and the terms of the Purchase Agreement, (ii) the transferred Securities are "restricted securities" within the meaning of Rule 144 under the Securities Act in the hands of the transferee, (iii) the Holder agrees in writing with the transferee to assign such rights, and a copy of such agreement is furnished to the Company in connection with the transfer, and (iv) the transferee agrees in writing with the Company to be bound by all of the provisions contained herein and in the Purchase Agreement.

(i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and

defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other parties for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a

transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

(o) Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars. All amounts owing under this Agreement are in United States Dollars. All amounts denominated in other currencies shall be converted in the United States dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.

(p) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

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Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their common shares on any stock exchange, market or trading facility on which the common shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling common shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
- block trades in which the broker-dealer will attempt to sell the common shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
- an exchange distribution in accordance with the rules of the applicable exchange;
- privately negotiated transactions;
- through the writing of options, whether such options are listed on an options exchange or otherwise;
- short sales effected after the date of this Prospectus;
- close out short positions and return borrowed shares in connection with such short sales;
- broker-dealers may agree with the Selling Shareholders to sell a specified number of such common shares at a stipulated price per share;
- a combination of any such methods of sale; and
- any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell common shares under Rule 144, Rule 903 or Rule 904 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of common shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the common shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell common shares from time to time under this prospectus, or under an amendment or supplement to this prospectus amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material agreement has been entered into with a broker-dealer for the sale of common shares through a block trade, special

offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of common shares involved, (iii) the price at which such common shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealers, where applicable, (v) if applicable, that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 common shares, a supplement to this prospectus will be filed if then required in accordance with applicable securities laws.

The Selling Stockholders also may transfer the common shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the common shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the common shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of common shares will be borne by the Selling Stockholder. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder's business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

If the Selling Stockholders use this prospectus for any sale of the common shares, they will be subject to the prospectus delivery requirements of the Securities Act and Canadian Securities Laws. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective common shares under this Registration Statement.

We are required to pay all fees and expenses incident to the registration of the common shares, but we will not receive any proceeds from the sale of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this Prospectus.

PHOTOCHANNEL NETWORKS INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, no par value per share (the "Common Stock"), of PhotoChannel Networks Inc.. (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of March ◆, 2007 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and its legal counsel and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. **Name.**

(a) Full Legal Name of Selling Securityholder

____

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

____

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

____

2. **Address for Notices to Selling Securityholder:**

____

____

____

Telephone:___________________________________

Fax:____

Contact Person:________________________________

E-mail address of Contact Person:______________________

3. **Beneficial Ownership of Registrable Securities:**

(a) Type and Number of Registrable Securities beneficially owned:

____

____

____

4. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes ☐ No ☐

Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b) Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

Note: If yes, provide a narrative explanation below:

____

____

(c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a) As of ___________, 2007, the Selling Securityholder owned outright (including shares registered in Selling Securityholder's name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in "street name" for its account), _________ shares of the Company's capital stock (excluding the Registrable Securities). If "zero," please so state.

(b) In addition to the number of shares Selling Securityholder owned outright as indicated in Item 5(a) above, as of _______________, 2007, the Selling Securityholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to _____________ shares of the Company's capital stock (excluding the Registrable Securities). If "zero," please so state.

If the answer to Item 7(b) is not "zero," please complete the following tables:

Sole Voting Power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment power:

Number of Shares	Nature of Relationship Resulting in Sole Investment power

Shared Investment power:

Number of Shares	With Whom Shared	Nature of Relationship

(c) As of ____________, 2007, the Selling Securityholder had the right to acquire the following shares of the Company's common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If "none", please so state.

____

____

6. Relationships with the Company:

(a) Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

____

____

(b) Are you an insider of the Company for purposes of the Securities Act (Ontario) (before giving effect to this private placement) by virtue of beneficially owning directly or indirectly Common Shares or exercising control or direction over Common Shares or a combination of both carrying more than 10% of the voting rights attaching to all Common Shares?

7. Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

____

____

****

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time prior to the effectiveness of the Registration Statement or while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company and its counsel in connection with the preparation or amendment of the Registration Statement and the related prospectus.

[signature page follows]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ______________________________ Beneficial Owner: __________________________________

By: ____
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Cory Kent
Lang Michener LLP
1500-1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7

Fax: 604-685-7084